UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

Smurfit Westrock plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-42161 (Commission File Number)	98-1776979 (I.R.S. Employer Identification No.)

Beech Hill, Clonskeagh

Dublin 4, D04 N2R2

Ireland

(Address of principal executive offices, including Zip Code)

+353 1 202 7000

(Registrant’s telephone phone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	SW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 5, 2024, Smurfit Kappa Group plc (“Smurfit Kappa”), Smurfit Westrock plc, an Irish public limited company formerly known as Smurfit WestRock Limited (“Smurfit Westrock”), WestRock Company (“WestRock”) and Sun Merger Sub, LLC (“Merger Sub”) completed a combination pursuant to a transaction agreement entered into between the parties on September 12, 2023 (the “Transaction Agreement”). Pursuant to the Transaction Agreement and subject to the terms and conditions therein: (a) Smurfit Westrock acquired Smurfit Kappa by means of a scheme of arrangement under the Companies Act 2014 of Ireland (as amended) (the “Scheme”) and (b) Merger Sub merged with and into WestRock (the “Merger,” and together with the Scheme, the “Combination”). Upon completion of the Combination, Smurfit Kappa and WestRock each became wholly owned subsidiaries of Smurfit Westrock.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Smurfit Westrock filed with the Securities and Exchange Commission (“SEC”) on July 8, 2024 (the “Original Report”), in which Smurfit Westrock reported, among other events, the completion of the Combination, to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the Combination. Except as otherwise noted, all other information in the Original Report remains unchanged, and this Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at Smurfit Westrock and its subsidiaries, including WestRock, subsequent to the filing date of the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The information required by this item with respect to Smurfit Westrock, WestRock and Smurfit Kappa is set forth under Item 9.01 of this Amendment No. 1, is summarized below and is incorporated herein by reference:

•	Smurfit Westrock’s unaudited consolidated interim financial statements and the notes thereto as of and for the three and six months ended June 30, 2024, which are attached hereto as Exhibit 99.1 and incorporated herein by reference;

•	Smurfit Westrock’s audited consolidated financial statements and the notes thereto as of December 31, 2023 and 2022, and for each of the years in the three year period ended December 31, 2023, which are attached hereto as Exhibit 99.2 and incorporated herein by reference;

•	Smurfit Kappa’s unaudited condensed consolidated financial statements and the notes thereto as of and for the three and six months ended June 30, 2024, which are attached hereto as Exhibit 99.3 and incorporated herein by reference;

•	Smurfit Kappa’s audited consolidated financial statements and the notes thereto as of December 31, 2023 and 2022, and for each of the years in the three year period ended December 31, 2023, which are attached hereto as Exhibit 99.4 and incorporated herein by reference;

•	WestRock’s unaudited consolidated financial statements and the notes thereto, as of and for the three months ended December 31, 2023, which are attached hereto as Exhibit 99.5 and incorporated herein by reference;

•	WestRock’s unaudited consolidated financial statements and the notes thereto, as of and for the three and nine months ended June 30, 2024, which are attached hereto as Exhibit 99.6 and incorporated herein by reference; and

•	WestRock’s audited consolidated financial statements and the notes thereto as of September 30, 2023 and 2022, and for each of the years in the three year period ended September 30, 2023, which are attached hereto as Exhibit 99.7 and incorporated herein by reference.

In addition, this Amendment No. 1 also includes WestRock’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended June 30, 2024 and 2023 as Exhibit 99.8 attached hereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the Combination is attached as Exhibit 99.9 to this Amendment No. 1 and is incorporated herein by reference:

(i)	Unaudited Condensed Pro Forma Combined Balance Sheet as of June 30, 2024.

(ii)	Unaudited Condensed Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2024.

(iii)	Unaudited Condensed Pro Forma Combined Statement of Operations for the Year Ended December 31, 2023.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1*	Consent of KPMG relating to Smurfit Westrock’s financial statements.

23.2*	Consent of KPMG relating to Smurfit Kappa’s financial statements.

23.3*	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to WestRock)

99.1	Smurfit Westrock’s unaudited consolidated interim financial statements and the notes thereto as of and for the three and six months ended June 30, 2024 (incorporated by reference to Part I, Item 1 of the Smurfit Westrock (File No. 001-42161) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed on August 9, 2024).

99.2	Smurfit Westrock’s audited consolidated financial statements and the notes thereto as of December 31, 2023 and 2022, and for each of the years in the three year period ended December 31, 2023 (incorporated by reference to pages F-1 to F-7 of the 424 prospectus supplement, filed on April 26, 2024, to the Registration Statement of Smurfit Westrock on Form S-4 (File No. 333-278185)).

99.3	Smurfit Kappa’s unaudited condensed consolidated financial statements and the notes thereto as of and for the three and six months ended June 30, 2024 (incorporated by reference from pages 1 to 21 of Exhibit 99.1 of the Smurfit Westrock (File No. 001-42161) Current Report on Form 8-K, filed on August 9, 2024).

99.4	Smurfit Kappa’s audited consolidated financial statements and the notes thereto as of December 31, 2023 and 2022, and for each of the years in the three year period ended December 31, 2023 (incorporated by reference to pages F-9 to F-62 of the 424 prospectus supplement, filed on April 26, 2024, to the Registration Statement of Smurfit Westrock on Form S-4 (File No. 333-278185)).

99.5	WestRock’s unaudited consolidated financial statements and the notes thereto, as of and for the three months ended December 31, 2023 (incorporated by reference to Part I, Item 1 of the WestRock (File No. 001-38736) Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2023, filed on February 2, 2024).

99.6*	WestRock’s unaudited consolidated financial statements and the notes thereto, as of and for the three and nine months ended June 30, 2024.

99.7	WestRock’s audited consolidated financial statements and the notes thereto as of September 30, 2023 and 2022, and for each of the years in the three year period ended September 30, 2023 (incorporated by reference to Part II, Item 8 of the WestRock (File No. 001-38736) Annual Report on Form 10-K for the year ended September 30, 2023, filed on November 17, 2023).

99.8*	WestRock’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended June 30, 2024 and 2023.

99.9*	Unaudited Condensed Pro Forma Combined Financial Information.

104*	Cover page interactive data file (formatted as inline xbrl).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smurfit Westrock plc

/s/ Ken Bowles
Name:	Ken Bowles
Title:	Executive Vice President and Chief Financial Officer

Date: September 13, 2024